Alpha Innotech

Tejas Securities Investment Conference
September 19, 2006



Forward-looking Statements

"The foregoing presentation contains forward-looking statements that involve risks and uncertainties, such as statements of our plans, objectives, expectations and intentions. Any statements that are not statements of historical fact are forward-looking statements. When used, the words 'anticipate', 'believe', 'estimate', 'expect', 'intend', 'plan', and similar expressions identify certain of these forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements in this presentation."



Investment Highlights
OTCBB: APNO

- Revenue momentum: Averaged 23% quarter-on-quarter growth for last three quarters
- Currently trading at < 1x sales with FY06 sales forecast ~$13-14M
- Targeting neutral/positive EBITDA in current quarter forward
- Key strategic OEM agreement with GE Healthcare
- Established, well accepted product line with over 8,000 systems sold
- Worldwide addressable market expanded from $0.3B to $1.7B by introduction of new product line

Corporate Overview

- We develop, manufacture and market digital imaging and detection systems for the Life Science research and Drug Discovery markets
- Company founded in 1992
  - Headquarters in San Leandro, California
  - Employs 50 people
- Went public via a reverse merger with Xtrana, Inc. in October 2005
- 9.8 million shares outstanding



Compelling Market Drivers

- **Accelerating the speed and efficiency of diagnostic and drug discovery requires the tools and systems Alpha Innotech provides**
  - Having decoded the human genome, researchers now seeking to understand the role DNA and proteins play in disease mechanisms
  - Protein discovery and target validation provide high intellectual property value to biomedical firms
  - In order to characterize DNA, proteins, and the cellular effects of compounds, researchers commonly employ the imaging and measurement technology offered by Alpha Innotech's products
  - Alpha Innotech's products are frequently used in proteomics, the study of protein's structures and functions, reducing the investment per new target compound by approximately 30% in cost and two years in time.
- **Alpha Innotech's systems, employing digital imaging technology, are continuing to replace older generation film-based systems**
  - Lower cost of ownership
  - Higher sensitivity



Bioanalytical Measurement Systems for Drug Discovery & Life Science Research

Research Targets



DNA



Proteins



Cells



Animal Imaging

Alpha Innotech Products


Alpha Innotech
Detected
Quantified
Validated
Archived

Wide product adoption and expanding customer base

- Academic/medical institutions
- Pharmaceutical companies
- Biotechnology companies
- Government institutes
- Strategic OEM partners

Worldwide Distribution


OEM
Direct Sales Rep.
Distributor
Independent Rep. Companies

Distribution in 40+ Countries



Macro Imaging Systems

CCD Technology Replacing Film & Radioactive Assays

FluorChem®





Chemiluminescence

AlphaImager®



Fluorescence



AlphaDigiDoc®



Visible



New Micro Imaging Products Dramatically Expand Addressable Market

Alpha Innotech (in millions)		
	Target Market	CAGR
*Gel Electrophoresis**	$331	25%
*Microarray***	$1,400	35%
Total	**$1,731**	


$1.731 B
$331M
1800
1600
1400
1200
1000
800
600
400
200
0
Target Market 2005
Target Market 2006

* Biocompare 2006: "Gel Imaging and Analysis Systems"; Frost and Sullivan 2004: "World 2d Gel Electrophoresis Markets"

** Kalorama Information: "The U.S, Markets in Analytical Chip Technology"



Micro Imaging Systems

Multiplex Well-Centric Imaging

Increasing From 96 to 10K Data Points Per Plate

NovaRay®



AlphaScan™


AlphaScan™



Cell Analysis



Proteomics



Functional Genomics



NovaRay® — Large scale parallel analysis for multiple assay formats

- Multiplexing analysis reduces cost per data point
- Versatile design to accommodate a wide range of sample formats
- Open architecture drives industry partnerships


Alpha Innotech
Cell Analysis
Gene Arrays
Protein Arrays
Chemical Compound Arrays

Flexible and Affordable System for Broad Adoption



Reagents and Consumables


AlphaQuant™ 1
Catalog Number 60-13064-00
Alpha Innotech Corporation
800-795-5556
reagents@rticemail.com
Order online at:
www.AlphaInnotech.com

AlphaQuant™



Fast Transcription™

ChemiGlow™






Chemi Glow™
Chemiluminescent substrate optimized for digital imaging systems



Strategic OEM Partnership with GE Healthcare

- Signed an exclusive OEM deal with GE Healthcare in August 2005
- Full line of imaging systems under the GE brand name
- First products shipped September 2005
- GE sales force trained to sell Alpha Innotech imaging systems in over 100 countries

Revenue Acceleration


$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
M$
forecast range
forecast range
2003
2004
2005
2006
2007

15% organic growth from 2004 to 2005

Average of 23% organic growth over last 3 quarters

European sales targeted to double in 2006 from 2005



Near Term Opportunities

- <u>International markets</u>
  - Significant international upside with existing product lines
    - Current revenues 2/3 domestic, 1/3 international
  - European revenues expected to approximately double in 2006
  - Distributors in China, India now gaining traction

- <u>Microimaging systems</u>
  - Sales expected to gain momentum in 2007

- <u>Build reagent and consumable sales</u>
  - High margin, repeat business

Growth Roadmap

Value + Trading Volume

+ Inorganic growth from product and technology acquisitions

+ Introduce products targeting emerging and developing countries

+ Develop additional OEM opportunities

+ Introduce new applications and systems for animal imaging, cell analysis and multiplex imaging

+ Introduce new reagents and consumables

+ Expand distribution in China, India, Europe

+ Increase float and liquidity with share registration

Q406 Q107 Q207 Q307 Q407



Investment Highlights
OTCBB: APNO

- Revenue momentum: Averaged 23% quarter-on-quarter growth for last three quarters
- Currently trading at < 1x sales with FY06 sales forecast ~$13-14M
- Targeting neutral/positive EBITDA in current quarter forward
- Key strategic OEM agreement with GE Healthcare
- Established, well accepted product line with over 8,000 systems sold
- Worldwide addressable market expanded from $0.3B to $1.7B by introduction of new product line




Alpha
Innotech